Exhibit 99.1

AppLovin Announces First Quarter 2025 Financial Results

PALO ALTO – May 7, 2025 – AppLovin Corporation (NASDAQ: APP) (“AppLovin”), a leading marketing platform, today announced financial results for the quarter ended March 31, 2025 and posted a financial update on its Investor Relations website located at https://investors.applovin.com.

First Quarter 2025 Financial Highlights:

(In thousands, except percentages)	Quarter Ended March 31,
	2025	2024	% Change
Advertising Revenue	$1,158,974	$678,370	71%
Apps Revenue	325,047	379,745	(14)%
Total Revenue	$1,484,021	$1,058,115	40%
Advertising Adjusted EBITDA	$943,228	$492,020	92%
Apps Adjusted EBITDA	61,799	56,751	9%
Adjusted EBITDA	$1,005,027	$548,771	83%
Net Income	$576,419	$236,183	144%

Additional Financial Highlights:

●Net cash from operating activities was $832 million and Free Cash Flow was $826 million for the first quarter 2025.
●During the first quarter 2025, we repurchased and withheld 3.4 million shares of our Class A common stock, for a total cost of $1.2 billion1. At the end of 1Q 2025, we had 338 million shares of our Class A and Class B common stock outstanding.
●On May 7, 2025, we entered into a definitive agreement to sell our mobile gaming business to Tripledot Studios, a privately held company, for consideration of $400.0 million in cash, consisting of $150 million paid at closing and a $250 million promissory note, and an approximately 20% ownership stake in Tripledot common equity, subject to customary purchase price adjustments. The transaction is expected to close in the second quarter of 2025, subject to regulatory approvals and other customary closing conditions.

Second Quarter 2025 Financial Guidance Summary2

(In millions, except percentages)	2Q25
	Low	High
Total Advertising Revenue	$1,195	$1,215
Total Advertising Adjusted EBITDA	$970	$990
Total Advertising Adjusted EBITDA Margin	81%	81%

1Includes repurchased shares as well as withholdings upon net share settlement of vested equity awards. Total cost includes repurchase costs, including commissions and fees, as well as cash paid in connection with tax withholding and remittance obligations upon net share settlement
2 We have not provided the forward-looking GAAP equivalents for forward-looking non-GAAP metrics, specifically Adjusted EBITDA and Adjusted EBITDA margin, or a GAAP reconciliation as a result of the uncertainty regarding, and the potential variability of, reconciling items such as stock-based compensation expense. Accordingly, a reconciliation of these non-GAAP guidance metrics to their corresponding GAAP equivalents is not available without unreasonable effort. However, it is important to note that material changes to reconciling items could have a significant effect on future GAAP results. We have provided historical reconciliations of GAAP to non-GAAP metrics in tables at the end of this letter.
Due to the pending sale of our Apps business, we are no longer providing guidance for our Apps segment.

Webcast and Conference Calls
AppLovin will host a webinar today at 2:00 PM PT / 5:00 PM ET, during which management will discuss the Company’s first quarter 2025 results and provide commentary on its business performance. A question-and-answer session will follow the prepared remarks.

The webinar may be accessed on the Company’s investor relations website or via webinar registration. A replay of the webinar will also be available under the Events & Presentations section of our Investor Relations website.

About AppLovin
AppLovin makes technologies that help businesses of every size connect to their ideal customers. The company provides end-to-end software and AI solutions for businesses to reach, monetize and grow their global audiences. For more information about AppLovin, visit: www.applovin.com.

Contacts

Investors David Hsiao ir@applovin.com	Press Emelyne Interior press@applovin.com

Source: AppLovin Corp.

Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “going to,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this press release include our expected financial results and guidance, and statements regarding our pending sale of our mobile gaming business. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, which could cause actual results to differ materially from those projected. These risks include our inability to forecast our business effectively, the macroeconomic environment, fluctuations in our results of operations, our ability to execute on our operational and financial priorities, our ability to scale our Advertising to support new users, the competitive advertising and mobile app ecosystems, and our inability to adapt to emerging technologies and business models. The forward-looking statements contained in this letter are also subject to other risks and uncertainties, including those more fully described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025. The forward-looking statements in this letter are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Metrics
To supplement our financial information presented in accordance with generally accepted accounting principles in the United States (“GAAP”), this shareholder letter includes certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA, Adjusted EBITDA margin, and Free Cash Flow. A reconciliation of each such non-GAAP financial measure to the most directly comparable GAAP measure can be found below.
We define Adjusted EBITDA for a particular period as net income before interest expense, other income, net (excluding certain recurring items), provision for income taxes, amortization, depreciation and write-offs and as further adjusted for non-operating foreign exchange (gains) losses, stock-based compensation expense, transaction-related expense, restructuring costs, goodwill impairment, loss on disposal of long-lived assets, as well as certain other items that we believe are not reflective of our core operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue for the same period.

We define Free Cash Flow as net cash provided by operating activities less purchases of property and equipment and principal payments on finance leases. We subtract both purchases of property and equipment and payment of finance leases in our calculation of Free Cash Flow because we believe these items represent our ongoing requirements for property and equipment to support our business, regardless of whether we utilize a finance lease to obtain such property or equipment.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations and operating performance, as they are similar to measures reported by our public competitors and are regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects.

Adjusted EBITDA and Adjusted EBITDA margin are key measures we use to assess our financial performance and are also used for internal planning and forecasting purposes. We believe Adjusted EBITDA and Adjusted EBITDA margin are helpful to investors, analysts, and other interested parties because they can assist in providing a more consistent and comparable overview of our operations across our historical financial periods. We use Adjusted EBITDA and Adjusted EBITDA margin in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We use Free Cash Flow in addition to GAAP measures to help manage our business and prepare budgets and annual planning, and we believe Free Cash Flow provides useful supplemental information to help investors understand underlying trends in our business and our liquidity.

These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as substitutes for, or in isolation from, measures prepared in accordance with GAAP.

AppLovin Corporation
Condensed Consolidated Balance Sheets
(In thousands, except share and per share data)
(Unaudited)

	March 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$551,024	$741,411
Accounts receivable, net	1,577,812	1,414,246
Prepaid expenses and other current assets	238,498	156,533
Total current assets	2,367,334	2,312,190
Property and equipment, net	161,655	160,530
Goodwill	1,639,796	1,803,426
Intangible assets, net	855,046	896,677
Other assets	682,870	696,436
Total assets	$5,706,701	$5,869,259
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$595,219	$563,427
Accrued and other current liabilities	541,381	424,206
Short-term debt	200,000	—
Deferred revenue	72,624	69,839
Total current liabilities	1,409,224	1,057,472
Long-term debt	3,509,964	3,508,983
Other non-current liabilities	212,092	212,986
Total liabilities	5,131,280	4,779,441
Stockholders’ equity:
Preferred stock, $0.00003 par value—100,000,000 shares authorized, no shares issued and outstanding as of March 31, 2025 and December 31, 2024	—	—
Class A, Class B, and Class C Common Stock, $0.00003 par value—1,850,000,000 (Class A 1,500,000,000, Class B 200,000,000, Class C 150,000,000) shares authorized, 338,361,559 (Class A 307,673,018, Class B 30,688,541, Class C nil) and 340,041,739 (Class A 309,353,198, Class B 30,688,541, Class C nil) shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	11	11
Additional paid-in capital	474,642	593,699
Accumulated other comprehensive loss	(73,185)	(103,096)
Retained earnings	173,953	599,204
Total stockholders’ equity	575,421	1,089,818
Total liabilities and stockholders’ equity	$5,706,701	$5,869,259

AppLovin Corporation
Condensed Consolidated Statements of Operations
(In thousands, except share and per share data)
(Unaudited)

	Quarter Ended March 31,
	2025	2024
Revenue	$1,484,021	$1,058,115
Costs and expenses:
Cost of revenue	271,232	294,148
Sales and marketing	182,956	226,687
Research and development	122,918	155,323
General and administrative	54,501	42,398
Goodwill impairment	188,943	—
Total costs and expenses	820,550	718,556
Income from operations	663,471	339,559
Other income (expense):
Interest expense	(52,888)	(74,182)
Other income, net	7,811	2,568
Total other expense, net	(45,077)	(71,614)
Income before income taxes	618,394	267,945
Provision for income taxes	41,975	31,762
Net income	$576,419	$236,183
Less: Net income attributable to participating securities	144	1,451
Net income attributable to common stock—Basic	$576,275	$234,732
Net income attributable to common stock—Diluted	$576,277	$234,784
Net income per share attributable to Class A and Class B common stockholders:
Basic	$1.70	$0.70
Diluted	$1.67	$0.67
Weighted-average common shares used to compute net income per share attributable to Class A and Class B common stockholders:
Basic	339,837,238	335,794,739
Diluted	344,877,542	348,596,295

AppLovin Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Quarter Ended March 31,
	2025	2024
Operating Activities
Net income	$576,419	$236,183
Adjustments to reconcile net income to operating activities:
Amortization, depreciation and write-offs	79,887	112,667
Goodwill impairment	188,943	—
Stock-based compensation, excluding cash-settled awards	61,281	95,253
Other	8,086	8,540
Changes in operating assets and liabilities:
Accounts receivable	(167,382)	(84,836)
Prepaid expenses and other assets	(51,861)	26,813
Accounts payable	32,545	18,056
Accrued and other liabilities	103,794	(19,897)
Net cash provided by operating activities	831,712	392,779
Investing Activities
Purchase of non-marketable equity securities	(18,678)	(28,333)
Other investing activities	(3,986)	(3,302)
Net cash used in investing activities	(22,664)	(31,635)
Financing Activities
Repurchases of common stock	(1,000,911)	(752,224)
Principal repayments of debt	—	(668,972)
Payment of withholding taxes related to net share settlement	(185,667)	(80,144)
Payments of licensed asset obligation	(13,532)	—
Proceeds from issuance of debt	200,000	1,072,330
Proceeds from exercise of stock options	5,329	9,782
Other financing activities	(7,436)	(5,384)
Net cash used in financing activities	(1,002,217)	(424,612)
Effect of foreign exchange rate on cash and cash equivalents	2,782	(2,348)
Net decrease in cash and cash equivalents	(190,387)	(65,816)
Cash and cash equivalents at beginning of the period	741,411	502,152
Cash and cash equivalents at end of the period	$551,024	$436,336

AppLovin Corporation
Reconciliation of Net Cash Provided By Operating Activities to Free Cash Flow
(In thousands)

The following table provides a reconciliation of net cash provided by operating activities to Free Cash Flow for the periods presented:

	Quarter Ended March 31,
	2025		2024
Net cash provided by operating activities	$831,712		$392,779
Less:
Purchase of property and equipment	(138)		(227)
Principal payments on finance leases	(5,843)		(4,959)
Free Cash Flow	$825,731		$387,593
Net cash used in investing activities	$(22,664)	$—	$(31,635)
Net cash used in financing activities	$(1,002,217)		$(424,612)

AppLovin Corporation
Reconciliation of Net Income to Adjusted EBITDA
(In thousands, except percentages)

The following table provides our Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation of Net Income to Adjusted EBITDA for the periods presented:

	Quarter Ended March 31,
	2025	2024
Revenue	$1,484,021	$1,058,115
Net income	576,419	236,183
Net margin	39%	22%
Adjusted as follows:
Interest expense	52,888	74,182
Other income, net	(9,042)	(3,397)
Provision for income taxes	41,975	31,762
Amortization, depreciation and write-offs	79,887	112,667
Goodwill impairment	188,943	—
Loss on disposal of long-lived assets	—	1,646
Non-operating foreign exchange (gain) loss	(40)	106
Stock-based compensation	61,383	95,253
Transaction-related expense	6,005	369
Restructuring costs	6,609	—
Total adjustments	428,608	312,588
Adjusted EBITDA	$1,005,027	$548,771
Adjusted EBITDA Margin	68%	52%

AppLovin Corporation
Reconciliation of Segment Adjusted EBITDA to Income Before Income Taxes
(In thousands, except percentages)

The following table provides selected financial data for our reportable segments for the periods indicated:

	Quarter Ended March 31,
	2025	2024
Revenue:
Advertising	$1,158,974	$678,370
Apps	325,047	379,745
Total Revenue	$1,484,021	$1,058,115

Segment Adjusted EBITDA:
Advertising	$943,228	$492,020
Apps	61,799	56,751
Total Segment Adjusted EBITDA	$1,005,027	$548,771

Interest expense	$(52,888)	$(74,182)
Other income, net	9,042	3,397
Amortization, depreciation and write-offs	(79,887)	(112,667)
Goodwill impairment	(188,943)	—
Loss on disposal of long-lived assets	—	(1,646)
Non-operating foreign exchange gain (loss)	40	(106)
Stock-based compensation	(61,383)	(95,253)
Transaction-related expense	(6,005)	(369)
Restructuring costs	(6,609)	—
Income before income taxes	$618,394	$267,945

Segment Adjusted EBITDA Margin:
Advertising	81%	73%
Apps	19%	15%